Exhibit 21.01

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

LEGAL VEHICLE	INCORPORATION

192 Baker Avenue, LLC	Delaware

2490827 Nova Scotia Limited	Canada

3086148 Nova Scotia Company	Canada

3121615 Canada Inc.	Canada

44-26 Hunter Street Realty Corporation	New York

525 Participacoes S.A.	Brazil

ABA SIS, S.A. de C.V.	Mexico

Absolute Value Fund, L.P.	Cayman Is.

ACC CBNA Loan Funding LLC	Delaware

ACC CFPI Loan Funding LLC	Delaware

Acciones y Valores Banamex, S.A. de C.V. Casa de Bolsa, Integrante del Grupo Financiero Banamex	Mexico

Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

ACONA B.V.	Netherlands

Adam Capital Trust I	Delaware

Adam Capital Trust II	Delaware

Adam Capital Trust III	Delaware

Adam Statutory Trust I	Connecticut

Adam Statutory Trust II	Connecticut

Adam Statutory Trust III	Connecticut

Adam Statutory Trust IV	Connecticut

Adam Statutory Trust V	Connecticut

Adams Aircraft Ltd.	Japan

Administradora de Fondos de Pensiones y Cesantias S.A. Colfondos	Colombia

Administradora de Portafolios EuroAmerican Capital S. de R.L. de C.V.	Mexico City

ADV One, Inc.	Delaware

ADV Three, Inc.	Delaware

Advanced Molded Packaging LLC	Delaware

AEL Leasing Co., Inc.	Pennsylvania

Afore Banamex, S.A. de C.V.	Mexico

AFSC Agency, Inc. <DE>	Delaware

AIC Card Services, Inc.	Japan

Airlie CBNA Loan Funding LLC	Delaware

Airlie CFPI Loan Funding LLC	Delaware

Alaska CBNA Loan Funding LLC	Delaware

Alaska CFPI Loan Funding LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Albacore Investments, Ltd.	Bahamas

Alternative Investments MGR, Ltd.	Cayman Is.

AMAD Holdings Inc.	Delaware

American Financial Life Insurance Company	Texas

American Health and Life Insurance Company	Texas

Anglesea LLC	Delaware

Anson Aircraft Ltd.	Japan

Antares Associates Limited	Bahamas

Arcadia Receivables Capital Corp.	Delaware

Arcadia Receivables Finance Corp. VII	Delaware

Arizant Inc.	Minnesota

Arrendadora Banamex, S.A. de C.V., Organización Auxiliar del Crédito, Grupo Financiero Banamex	Mexico

Arrendadora Financiera Associates, S.A. de C.V., Organización Auxiliar del Crédito, Grupo Financiero Associates	Mexico

ARX CBNA Loan Funding LLC	Delaware

ARX CFPI Loan Funding LLC	Delaware

Ascot Aircraft Ltd.	Japan

Asesores Corporativos de Costa Rica, S.A.	Costa Rica

Asia Investors II GP Holding LLC	Delaware

Asia Investors II Services Holding LLC	Delaware

Asia Investors LLC	Delaware

Asia Mortgage Finance	Cayman Is.

Asset D Vehicle, Inc.	Delaware

Associated Madison Companies, Inc.	Delaware

Associates Asset Backed Securities Corp.	Delaware

Associates Auto Club Services International, Inc.	Delaware

Associates Capital Investments, L.L.C.	Delaware

Associates Capital Limited	England & Wales

Associates Capital Services Corporation	Indiana

Associates Corporation of North America <A Texas Corporation>	Texas

Associates Credit Services, Inc.	Delaware

Associates Finance (Taiwan) Inc.	Taiwan

Associates Financial Services (Mauritius) LLC	Mauritius

Associates First Capital Corporation	Delaware

Associates First Capital Mortgage Corporation	Delaware

Associates Housing Finance, LLC	Delaware

Associates India Holding Company Private Limited	India

Associates Information Services, Inc.	Delaware

Associates International Holdings Corporation	New York

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Associates International Services, LLC	Delaware

Associates Mexico Holdings, LLC	Delaware

Associates Real Estate Financial Services Company, Inc.	Delaware

Associates Servicios de Mexico, S.A. de C.V.	Mexico

Associates Venture Capital, LLC	Delaware

Associates/Trans-National Leasing, Inc.	Delaware

AST StockPlan, Inc.	Delaware

Astaire Associates Limited	Bahamas

Atlantic General Insurance Limited	Bermuda

Atlantic Vista Offshore Fund Ltd.	Cayman Is.

Atlantic Vista, LLC	Delaware

ATV Loan Funding LLC	Delaware

ATV2 Loan Funding LLC	Delaware

Auriga Amusement Properties KK	Japan

Avco Trust	England & Wales

Avi Escindida, S. de R.L. de C.V.	Mexico

AVL Loan Funding LLC	Delaware

AVL2 Loan Funding LLC	Delaware

Azabu Credit Management Company Ltd.	Cayman Is.

B.I.H. Brasseries Internationales Holding (Eastern) Limited	Gibraltar

Ball (Nominee) & Co., L.L.C.	Delaware

BALTIC AIRCRAFT LTD.	Japan

Banamex Accival Asset Management, Ltd.	Ireland

Banamex USA Bancorp	California

Banco Citibank S.A.	Brazil

Banco Citicard S.A.	Brazil

Banco de Honduras S.A.	Honduras

Banco J.P. Morgan, S.A., Institución de Banca Multiple, JP Morgan Grupo Financiero, División Fiduciaria Bajo El Fideicomiso No. F/00202	Mexico

Banco J.P. Morgan, S.A., Institución de Banca Multiple, JP Morgan Grupo Financiero, en su Caracter de Institución Fiduciaria bajo el Fideicomiso No. F/0003	Mexico

Banco Nacional de Mexico, S.A.	Mexico

Bangkok e’Service Ltd.	Thailand

Bank Handlowy w Warszawie S.A.	Poland

Bank Rozwoju Cukrownictwa S.A.	Poland

Bankers Leasing Corporation	Massachusetts

Barnes & Co., L.L.C.	Delaware

Barrow Aircraft Ltd.	Japan

Beecher CBNA Loan Funding LLC	Delaware

Beecher CFPI Loan Funding LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Benco & Co., L.L.C.	Delaware

Bershaw & Company	Canada

Biofarm Ilac Sanayi ve Ticaret A.S.	Turkey

Biofarma Ilac Sanayi ve Ticaret A.S.	Turkey

Birchwood EHP, L.P.	Tennessee

Bismarck CBNA Loan Funding LLC	Delaware

Bismarck CFPI Loan Funding LLC	Delaware

Blackwater Aircraft Ltd.	Japan

BLC Corporation	Utah

Blue One Asset Securitization Specialty Limited	South Korea

Blue Three Asset Securitization Specialty Limited	South Korea

Blue Two Asset Securitization Specialty Limited	South Korea

Boldwater CBNA Loan Funding LLC	Delaware

Boldwater CFPI Loan Funding LLC	Delaware

Bond Collateral Agency GmbH	Germany

Borden & Co., L.L.C.	Delaware

Bow Lane Nominees Pty Ltd	Australia

Bowery CBNA Loan Funding LLC	Delaware

Bowery CFPI Loan Funding LLC	Delaware

Bowyang Nominees Pty Limited	Australia

Bracewood Developments Limited	British Virgin Is.

Brazil Bond Trust	New York

Brazil Holdings Inc. Limited	Bahamas

Brennan Limited	Cayman Is.

Brisbane Aircraft Ltd.	Japan

Bristol Aircraft Ltd.	Japan

Bronte Aircraft Ltd.	Japan

Bronte Finance Pty Limited	Australia

Brooklyn Excellence Investment Fund, LLC	Delaware

Buchanan Limited	Cayman Is.

Buconero LLC	Delaware

Bushnell CBNA Loan Funding LLC	Delaware

Bushnell CFPI Loan Funding LLC	Delaware

C-Cayco Co-Investment Limited	Cayman Is.

C-Cayco Investment Holding, L.P.	Cayman Is.

CAI RE Mezzanine Advisor III, LLC	Delaware

CAIROLI FINANCE S.R.L.	Italy

Cal Fed Holdings, Inc.	California

Cal Fed Insurance Agency, Inc.	California

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Calex Nominees Pty Limited	Australia

Campus West S.a r.l.	Luxembourg

Camwil Lease, Inc.	Delaware

Canary Fundo De Aplicação Em Quotas De Fundo De Investimento	Brazil

Canberra Aircraft Ltd.	Japan

Capital Fundo De Investimento Financeiro	Brazil

Capital Residential Fund Nominee No.1 Limited	England

Capital Residential Fund Nominee No.2 Limited	England

Casa de Bolsa Banamex, S.A. de C.V., Grupo Financiero Banamex	Mexico

CayCo Noteholder Limited	Cayman Is.

CBC International Real Estate LP LLC	Delaware

CBC/TST Investments LLC	Delaware

CBL Capital Corporation	Delaware

CC Consumer Services of Alabama, Inc.	Alabama

CC Finance System Incorporated	Delaware

CC Home Lenders Financial, Inc.	Georgia

CC Home Lenders, Inc.	Ohio

CC Retail Services, Inc.	Delaware

CCD Immobilien Beteiligungs GmbH	Germany

CCIL (Nominees) Limited	Jersey, Channel Is.

CCIL Pension Scheme Trustees Limited	Jersey, Channel Is.

CCP NA Equity I LLC	Delaware

CCP NA Equity II LLC	Delaware

CCP NA Equity III LLC	Delaware

CCSCI, Inc.	Puerto Rico

CDC Holdings Inc.	Delaware

CDL Loan Funding LLC	Delaware

CEFOF GP I Corp.	Delaware

CELFOF GP Corp.	Delaware

Centaur Investment Corporation	Delaware

CFG 1, LLC	Delaware

CFG 2, LLC	Delaware

CFJ K.K.	Japan

CG Casey I, LLC	Delaware

CGB Holdings, S. de R.L. de C.V.	Mexico

CGI Capital, Inc.	Delaware

CGI Private Equity LP LLC	Delaware

CGSNW-Willows, LLC	Delaware

Cheapside Holdings (Jersey) Limited	Jersey, Channel Is.

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Chelsea Participacoes Societarias e Investimentos Ltda.	Brazil

Chesapeake Appraisal and Settlement Services Agency of Alabama, Inc.	Alabama

Chesapeake Appraisal and Settlement Services Inc.	Maryland

Chesapeake Title Reinsurance Company, Inc.	Vermont

Chesapeake West Escrow Services Inc.	California

China Real Estate I Limited	Hong Kong

China Real Estate II Limited	Hong Kong

China Real Estate III Limited	Hong Kong

China Real Estate V Limited	Hong Kong

China Real Estate VI Limited	Hong Kong

CHUD Corp.	Delaware

CIB Properties Limited	England

CIGPF CREAR PAIS LTDA	Colombia

CIGPF I CORP.	New York

CIP IRPUT Fund Nominee No 1 Limited	England

CIP IRPUT Fund Nominee No 2 Limited	England

Citi (Nominees) Limited	Hong Kong

Citi Argentina (ABF) Trust	Bahamas

Citi Assurance Services, Inc.	Maryland

CITI BB-1 INVESTMENT FUND LLC	Delaware

Citi Cards Canada Inc.	Canada

Citi Cards Japan Kabushiki Kaisha	Japan

Citi Cards South Dakota Acceptance Corp.	Delaware

Citi Center Building Corporation	Philippines

Citi Commerce Solutions of Canada Ltd.	Canada

Citi Inversiones, S.A. de C.V.	El Salvador

Citi Islamic Investment Bank E.C.	Bahrain

Citi Islamic Portfolios S.A.	Luxembourg

Citi Omni-S Finance LLC	Delaware

Citi Operaciones A.I.E.	Spain

Citi Overseas Investments Bahamas Inc.	Bahamas

Citi Pensions & Trustees Ltd	England

Citi Recovery, A.I.E.	Spain

Citi Renewable Investments 1 LLC	Delaware

Citi Valores de El Salvador S.A. de C.V.	El Salvador

Citi-Colombia (Nassau) Limited	Bahamas

Citi-Europe Co-Invest, L.P.	Delaware

Citi-Info, S.A. de C.V.	Mexico

Citi-Inmobiliaria e Inversiones, S.A. de C.V.	Honduras

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citibank (Banamex USA)	California

Citibank (Channel Islands) Limited	Jersey, Channel Is.

Citibank (Costa Rica) Sociedad Anonima	Costa Rica

Citibank (Hong Kong) Limited	Hong Kong

Citibank (Slovakia) a.s.	Slovak Republic

Citibank (South Dakota), National Association	United States

Citibank (Switzerland)	Switzerland

Citibank (Trinidad & Tobago) Limited	Trinidad & Tobago

Citibank a.s.	Czech Republic

Citibank Agencia de Valores S.A.	Chile

Citibank Anonim Sirketi	Turkey

Citibank Aruba N.V.	Aruba

Citibank Australia Staff Superannuation Pty Limited	Australia

Citibank Belgium S.A./N.V.	Belgium

Citibank Berhad	Malaysia

Citibank Brazilian Annex VI Trust	New York

Citibank Broker Correduria de Seguros S.A.	Spain

Citibank Canada	Canada

Citibank Canada Investment Funds Limited	Canada

Citibank Capital Corporation	Cayman Is.

Citibank Cartoes Investimentos Ltda.	Brazil

Citibank Consumers Nominee Pte. Ltd.	Singapore

Citibank Corredores de Seguros Limitada	Chile

Citibank Cote d’Ivoire S.A.	Ivory Coast

Citibank del Peru S.A.	Peru

Citibank Domestic Investment Corp.	Delaware

Citibank Employee Benefit Plan Trustees Ireland Limited	Ireland

Citibank España S.A.	Spain

Citibank Europe plc	Ireland

Citibank Finance Limited	Singapore

Citibank Holdings Ireland Limited	Ireland

Citibank Insurance Brokerage S.A.	Greece

Citibank International	United States

Citibank International plc	England

Citibank Investments Limited	England

Citibank Korea Inc.	South Korea

Citibank Leasing S.A.-Arrendamento Mercantil	Brazil

Citibank London Nominees Limited	England

Citibank Maghreb	Morocco

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citibank Malaysia (L) Limited	Malaysia

CITIBANK MERCADO DE CAPITALES, C.A. CITIMERCA, CASA DE BOLSA	Venezuela

Citibank Mortgage Reinsurance, Inc.	Vermont

Citibank NMTC Corporation	Delaware

Citibank Nominees (Ireland) Limited	Ireland

Citibank Nominees (New Zealand) Limited	New Zealand

Citibank Nominees Ltd.	Canada

Citibank Nominees Singapore Pte. Ltd.	Singapore

Citibank Overseas Investment Corporation	United States

Citibank Pensions Trustees Ireland Ltd.	Ireland

Citibank Privatkunden AG & Co. KGaA	Germany

Citibank Romania S.A.	Romania

Citibank Savings, Inc.	Philippines

Citibank Securities (Japan) Limited	Japan

Citibank Securities (Taiwan) Limited	Taiwan

Citibank Senegal S.A.	Senegal

Citibank Singapore Limited	Singapore

Citibank Strategic Technology Inc.	Delaware

Citibank Tanzania Limited	Tanzania

Citibank Uganda Limited	Uganda

Citibank Zambia Limited	Zambia

Citibank Zrt.	Hungary

Citibank, N.A.	United States

Citibank-Colombia S.A.	Colombia

Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios S.A.	Brazil

Citibank-Corretora de Seguros S.A.	Brazil

Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.	Brazil

Citibrazil Bond Fund–Fundo De Investimento Financeiro	Brazil

CitiCapital Commercial Corporation	Delaware

CitiCapital Commercial Corporation	Canada

CitiCapital Commercial Corporation <AL>	Alabama

CitiCapital Commercial Corporation of Louisiana	Louisiana

CitiCapital Commercial Leasing Corporation	Indiana

CitiCapital Commercial Leasing Corporation	Canada

Citicapital Fleet Limited	England & Wales

CitiCapital Leasing (June) Limited	England & Wales

CitiCapital Leasing (March) Limited	England

CitiCapital Limited	Canada

CitiCapital Small Business Finance, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

CitiCapital Technology Finance Ltd.	Canada

CitiCapital Technology Finance, Inc.	Pennsylvania

Citicard S.A.	Argentina

Citicards Credit Services, Inc.	Puerto Rico

Citiclient (CPF) Nominees Limited	Wales

Citiclient (CPF) Nominees No 2 Limited	Wales

Citiclient Nominees No 1 Limited	Wales

Citiclient Nominees No 2 Limited	Wales

Citiclient Nominees No 3 Limited	Wales

Citiclient Nominees No 4 Limited	Wales

Citiclient Nominees No 5 Limited	Wales

Citiclient Nominees No 6 Limited	Wales

Citiclient Nominees No 7 Limited	Wales

Citiclient Nominees No 8 Limited	Wales

Citiclient Nominees No 9 Limited	England & Wales

Citicom de Mexico, S.A. de C.V.	Mexico

Citicorp (Jersey) Limited	Jersey, Channel Is.

Citicorp (Mexico) Holdings LLC	Delaware

Citicorp (Thailand) Ltd.	Thailand

Citicorp Administradora de Inversiones S.A.	Argentina

Citicorp Administrative Services, Inc.	Texas

Citicorp Aircraft Management, Inc.	Delaware

Citicorp Akademie GmbH	Germany

Citicorp Bankers Leasing Corporation	Delaware

Citicorp Bankers Leasing Finance Corporation	Delaware

Citicorp Banking Corporation	Delaware

Citicorp Capital Asia (Taiwan) Ltd.	Taiwan

Citicorp Capital I	Delaware

Citicorp Capital II	Delaware

Citicorp Capital Investors Europe Limited	Delaware

Citicorp Capital Investors Ltd.	Canada

Citicorp Capital Investors, Limited	Delaware

Citicorp Capital Markets Australia Limited	Australia

Citicorp Capital Markets Limited	India

Citicorp Capital Markets Sociedad Anonima	Argentina

Citicorp Capital Markets Uruguay S.A.	Uruguay

Citicorp Capital Philippines, Inc.	Philippines

Citicorp Card Services, Inc.	Delaware

Citicorp Churchill Lease, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citicorp Clearing Services India Limited	India

Citicorp Community Development, Inc.	New York

Citicorp Credit Services, Inc.	Delaware

Citicorp Credit Services, Inc. (Delaware)	Delaware

Citicorp Credit Services, Inc. (USA)	Delaware

Citicorp Credit, Inc.	Japan

Citicorp Customer Services S.L.	Spain

Citicorp Data Systems Incorporated	Delaware

Citicorp Del-Lease, Inc.	Delaware

Citicorp Delaware Equity, Inc.	Delaware

Citicorp Delaware Services, Inc.	Delaware

Citicorp Deutschland GmbH	Germany

Citicorp Development Center, Inc.	Delaware

Citicorp Dienstleistungs GmbH	Germany

Citicorp Diners Club Inc.	Delaware

Citicorp Diners Club Japan Kabushiki Kaisha	Japan

Citicorp Epic Finance, Inc.	Delaware

Citicorp Finance (India) Limited	India

Citicorp Finance International Ltd.	Bermuda

Citicorp Finance Taiwan Inc.	Taiwan

Citicorp Financial Services and Insurance Brokerage Philippines, Inc.	Philippines

Citicorp Financial Services Corporation	Puerto Rico

Citicorp Financial Services Limited	Hong Kong

Citicorp Finanziaria S.p.A.	Italy

Citicorp FSC I Ltd.	Bermuda

Citicorp FSC II Ltd.	Bermuda

Citicorp Funding, Inc.	Delaware

Citicorp General Insurance Agency Corporation	Taiwan

Citicorp Global Holdings, Inc.	Delaware

Citicorp Global Lease, Inc.	Delaware

Citicorp Holdings Inc.	Delaware

Citicorp Home Equity, Inc.	North Carolina

Citicorp Home Mortgage Services, Inc.	North Carolina

Citicorp Insurance Agency Co., Ltd.	Taiwan

Citicorp Insurance Agency, Inc.	Delaware

Citicorp Insurance Services S.A./N.V.	Belgium

Citicorp Insurance Services, Inc.	Delaware

Citicorp Insurance USA, Inc.	Vermont

Citicorp International Finance Corporation	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citicorp International Limited	Hong Kong

Citicorp International Securities Finance Ltd	England

Citicorp International Trading Company Argentina S.A.	Argentina

Citicorp International Trading Company, Inc.	Delaware

Citicorp Inversora S.A. Gerente de Fondos Comunes de Inversion	Argentina

Citicorp Investment Bank (Singapore) Limited	Singapore

Citicorp Investment Partners, Inc.	Delaware

Citicorp Investment Services	Delaware

Citicorp Investments Limited	Australia

Citicorp Investor Lease, Inc.	Delaware

Citicorp Leasing (Deutschland) GmbH	Germany

Citicorp Leasing (Thailand) Limited	Thailand

Citicorp Leasing Argentina S.A.	Argentina

Citicorp Leasing International LLC	Delaware

Citicorp Leasing, Inc.	Delaware

Citicorp Lescaman, Inc.	New York

Citicorp Management AG	Germany

Citicorp Maruti Finance Ltd.	India

Citicorp Mercantil-Participacoes e Investimentos S.A.	Brazil

Citicorp Merchant Bank Limited	Trinidad & Tobago

Citicorp Mezzanine Partners III, L.P.	Delaware

Citicorp Mezzanine Partners, L.P.	New York

Citicorp Mortgage Securities, Inc.	Delaware

Citicorp MT Aquarius Ship, Inc.	Delaware

Citicorp MT Aries Ship, Inc.	Delaware

Citicorp Multilease (SEF), Inc.	Delaware

Citicorp National Services, Inc.	Delaware

Citicorp Nevada Credit, Inc.	Nevada

Citicorp Nevada Leasing, Inc.	California

Citicorp Nominees Pty. Limited	Australia

Citicorp North America, Inc.	Delaware

Citicorp Operations Consulting GmbH	Germany

Citicorp Payment Services, Inc.	Delaware

Citicorp Pension Management Ltd.	Bahamas

Citicorp Peru S.A. Sociedad Agente de Bolsa	Peru

Citicorp Peru Sociedad Titulizadora S.A.	Peru

Citicorp Petrolease, Inc.	Delaware

Citicorp Pty Limited	Australia

Citicorp Railmark, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citicorp Real Estate, Inc.	Delaware

Citicorp Residential Mortgage Securities, Inc.	Delaware

Citicorp Securities (Japan) Limited	Cayman Is.

Citicorp Securities (Thailand) Ltd.	Thailand

Citicorp Securities Asia Pacific Limited	Hong Kong

Citicorp Securities International (RP), Inc.	Philippines

Citicorp Securities Investment Consulting Inc.	Taiwan

Citicorp Securities Services, Inc.	Delaware

Citicorp Securities West Africa	Ivory Coast

Citicorp Services Inc.	Delaware

Citicorp Services Limited	New Zealand

Citicorp Servium S.A.	Peru

Citicorp Sierra Lease, Inc.	Delaware

Citicorp Software and Technology Services (Shanghai) Limited	China

Citicorp Strategic Technology Corporation	Delaware

Citicorp Subsahara Investments, Inc.	Delaware

Citicorp Technology Holdings Inc.	Delaware

Citicorp Translease, Inc.	Delaware

Citicorp Trust Bank, fsb	United States

Citicorp Trust South Dakota	South Dakota

Citicorp Trust, National Association	United States

Citicorp Trustee (Singapore) Limited	Singapore

Citicorp Trustee Company Limited	England

Citicorp Tulip Lease, Inc.	Delaware

Citicorp USA, Inc.	Delaware

Citicorp Valores S.A. Sociedad de Bolsa	Argentina

Citicorp Vendor Finance, Inc.	Delaware

Citicorp Vendor Finance, Ltd.	Canada

Citicorp Venture Capital (Cayman) Ltd.	Cayman Is.

Citicorp Venture Capital Investors Limited	Cayman Is.

Citicorp Venture Capital Ltd.	Delaware

Citicorp Vermogensverwaltungs GmbH	Germany

Citicorp Vermogensverwaltungs GmbH & Co. Finanz KG	Germany

Citicorporate Limited	England

Citicredito S.A.	Honduras

Citidatos S.A.	Ecuador

CitiDel, Inc.	Delaware

CitiEquity Pan Europe Smaller Companies	Luxembourg

Citifin S.A. E.F.C.	Spain

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citifinance Limited	Jamaica

Citifinance S.A.	Haiti

Citifinancial (Guernsey) Limited	Guernsey, Channel Is.

CitiFinancial (Isle of Man) Limited	England & Wales

CitiFinancial (Jersey) Limited	Jersey, Channel Is.

CitiFinancial Administrative Services of Canada, Inc.	Canada

CitiFinancial Auto Corporation	South Carolina

CitiFinancial Auto Credit, Inc.	Texas

CitiFinancial Auto, Ltd.	Minnesota

CitiFinancial Canada East Corporation	Canada

CitiFinancial Canada, Inc.	Canada

CitiFinancial Company	Delaware

Citifinancial Consumer Finance India Limited	India

CitiFinancial Consumer Services, Inc.	Delaware

CITIFINANCIAL CORPORATION	Philippines

CitiFinancial Corporation <CO>	Colorado

CitiFinancial Corporation Limited	England & Wales

CitiFinancial Corporation, LLC	Delaware

CitiFinancial Credit Company	Delaware

CitiFinancial Delaware LLC	Delaware

CitiFinancial Europe plc	England & Wales

CitiFinancial Holdings Limited	England & Wales

CitiFinancial Insurance Agency of Florida, Inc.	Florida

CitiFinancial Insurance Agency of Nevada, Inc.	Nevada

CitiFinancial Insurance Agency of Washington, Inc.	Washington

CitiFinancial Insurance Agency, Inc.	Wyoming

CitiFinancial Insurance Services India Limited	India

Citifinancial Limited	England & Wales

CitiFinancial Management Corporation	Maryland

CitiFinancial Mortgage Company (FL), LLC	Delaware

CitiFinancial Mortgage Company, LLC	Delaware

CitiFinancial Mortgage Securities Inc.	Delaware

CitiFinancial of Virginia, Inc.	Virginia

CitiFinancial of West Virginia, Inc.	West Virginia

CitiFinancial Print Limited	England & Wales

Citifinancial Promotora De Negocios & Cobranca Ltda.	Brazil

CitiFinancial Retail Services India Limited	India

CitiFinancial Services of Mississippi, LLC	Delaware

CitiFinancial Services of Puerto Rico, Inc.	Puerto Rico

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

CitiFinancial Services, Inc. <CA>	California

CitiFinancial Services, Inc. <DE>	Delaware

CitiFinancial Services, Inc. <GA>	Georgia

CitiFinancial Services, Inc. <KY>	Kentucky

CitiFinancial Services, Inc. <MA>	Massachusetts

CitiFinancial Services, Inc. <MN>	Minnesota

CitiFinancial Services, Inc. <MO>	Missouri

CitiFinancial Services, Inc. <OH>	Ohio

CitiFinancial Services, Inc. <OK>	Oklahoma

CitiFinancial Services, Inc. <PA>	Pennsylvania

CitiFinancial Services, Inc. <UT>	Utah

CitiFinancial Services, Inc. <VA>	Virginia

CitiFinancial, Inc. <HI>	Hawaii

CitiFinancial, Inc. <IA>	Iowa

CitiFinancial, Inc. <KY>	Kentucky

CitiFinancial, Inc. <MD>	Maryland

CitiFinancial, Inc. <NY>	New York

CitiFinancial, Inc. <OH>	Ohio

CitiFinancial, Inc. <SC>	South Carolina

CitiFinancial, Inc. <TN>	Tennessee

CitiFinancial, Inc. <TX>	Texas

CitiFinancial, Inc. <WV>	West Virginia

CitiFinancial, Inc. NC	North Carolina

Citifinanzberatung GmbH	Germany

Citiflight, Inc.	Delaware

CitiFriends Nominee Limited	England

Citigroup (Chile) S.A. Corredores de Bolsa	Chile

Citigroup (Congo) S.A.R.L.	Dem. Republic of Congo

Citigroup (Jersey) Limited	Jersey, Channel Is.

Citigroup (UK) Pension Trustee Limited	England

Citigroup Alternative Investments (Ireland) Limited	Ireland

Citigroup Alternative Investments European Fund Advisor, LLC	Delaware

Citigroup Alternative Investments General Real Estate Mezzanine Investments II, LLC	Delaware

Citigroup Alternative Investments GP, LLC	Delaware

Citigroup Alternative Investments Limited Real Estate Mezzanine Investments III LLC	Delaware

Citigroup Alternative Investments LLC	Delaware

Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC	Delaware

Citigroup Alternative Investments Opportunity Fund IV Associates, LLC	Delaware

Citigroup Alternative Investments Opportunity Fund V Associates (Domestic), LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citigroup Alternative Investments Opportunity Fund V Associates (International), LLC	Delaware

Citigroup Alternative Investments Private Equity GP LLC	Delaware

Citigroup Alternative Investments Real Estate GP LLC	Delaware

Citigroup Alternative Investments Structuring Facility Ltd.	Cayman Is.

Citigroup Asia Pacific Holding Corporation	Delaware

Citigroup Asset Management Investments LLC	Delaware

Citigroup BUSA Holdings Inc.	Delaware

Citigroup Business Process Solutions Pte. Ltd.	Singapore

Citigroup Capital Finance Ireland Limited	England

Citigroup Capital II	Delaware

Citigroup Capital III	Delaware

Citigroup Capital IX	Delaware

Citigroup Capital Korea Inc.	South Korea

Citigroup Capital Sdn. Bhd.	Malaysia

Citigroup Capital VII	Delaware

Citigroup Capital VIII	Delaware

Citigroup Capital X	Delaware

Citigroup Capital XI	Delaware

Citigroup Capital XIV	Delaware

Citigroup CCDE Investment Fund LLC	Delaware

Citigroup Commercial Mortgage Participation LLC	Delaware

Citigroup Commercial Mortgage Securities Inc.	Delaware

Citigroup Counterparty Risk LLC	Delaware

Citigroup Credit Management Company Ltd.	Cayman Is.

Citigroup Delaware Finance General Partner LLC	Delaware

Citigroup Delaware Finance Limited Partnership	Delaware

Citigroup Delaware First Finance LLC	Delaware

Citigroup Delaware Second Finance LLC	Delaware

CITIGROUP DEPOSITARY SERVICES (FRANCE)	France

Citigroup Derivatives Markets Inc.	Delaware

Citigroup Diversified Futures Fund L.P.	New York

Citigroup Emerging CTA Portfolio L.P.	New York

Citigroup Employee Fund of Funds (Cayman) I, LP	Cayman Is.

Citigroup Employee Fund of Funds (DE-UK) I, LP	Delaware

Citigroup Employee Fund of Funds (Master Fund) I, LP	Delaware

Citigroup Employee Fund of Funds (UK) I, LP	England

Citigroup Employee Fund of Funds (US-UK) I, LP	Delaware

Citigroup Employee Fund of Funds I, LP	Delaware

Citigroup Energy Canada Holdings ULC	Canada

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citigroup Energy Canada ULC	Canada

Citigroup Energy Holdings Inc.	Delaware

Citigroup Energy Inc.	Delaware

Citigroup Fairfield Futures Fund L.P. II	New York

Citigroup Finance Canada Inc.	Canada

Citigroup Finance Limited Partnership	Delaware

Citigroup Finance LLC	Delaware

Citigroup Financial Products Inc.	Delaware

Citigroup Financial Strategies Inc.	Delaware

Citigroup FOF LLC	Delaware

Citigroup Forex Inc.	Delaware

Citigroup Fund Services (Bermuda) Ltd.	Bermuda

Citigroup Fund Services (BVI) Ltd.	British Virgin Is.

Citigroup Fund Services (Cayman) Ltd.	Cayman Is.

Citigroup Fund Services Canada Holding Co.	Canada

Citigroup Fund Services Canada, Inc.	Canada

Citigroup Fund Services, LLC	Delaware

Citigroup Funding Inc.	Delaware

Citigroup Funding Limited Partnership	Delaware

Citigroup General Partner LLC	Delaware

Citigroup GHS Holdings, Inc.	Delaware

Citigroup Global Investments Japan K.K.	Japan

Citigroup Global Investments Offshore Investment Holdings Ltd.	Cayman Is.

Citigroup Global Investments Real Estate LP LLC	Delaware

Citigroup Global Markets (Chile) S.A.	Chile

Citigroup Global Markets (International) Finance AG	Switzerland

Citigroup Global Markets (Loan Notes) Inc.	Delaware

Citigroup Global Markets (Proprietary) Limited	South Africa

Citigroup Global Markets Asia Capital Corporation Limited	Ireland

Citigroup Global Markets Asia Limited	Hong Kong

Citigroup Global Markets Asia Pacific Limited	Delaware

Citigroup Global Markets Australia Financial Products Limited	Australia

Citigroup Global Markets Australia Holdings Pty Limited	Australia

Citigroup Global Markets Australia Nominees No. 2 Pty Limited	Australia

Citigroup Global Markets Australia Pty Limited	Australia

Citigroup Global Markets Brasil Holdings Inc.	Delaware

Citigroup Global Markets Canada Inc.	Canada

Citigroup Global Markets China Limited	Hong Kong

Citigroup Global Markets Commercial Corp.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citigroup Global Markets Deutschland AG & Co. KGaA	Germany

Citigroup Global Markets Eastern Europe Limited	England

Citigroup Global Markets Europe Finance Limited	England

Citigroup Global Markets Europe Limited	England

Citigroup Global Markets Finance Corporation & Co. beschrankt haftende KG	Germany

Citigroup Global Markets Finance Limited	New Zealand

Citigroup Global Markets Finance LLC	Delaware

Citigroup Global Markets Financial Products LLC	Delaware

Citigroup Global Markets Holdings GmbH	Switzerland

Citigroup Global Markets Holdings Inc.	New York

Citigroup Global Markets Hong Kong Futures And Securities Limited	Hong Kong

Citigroup Global Markets Hong Kong Holdings Limited	Hong Kong

Citigroup Global Markets Hong Kong Nominee Limited	Hong Kong

Citigroup Global Markets Inc.	New York

Citigroup Global Markets India Private Limited	India

Citigroup Global Markets International LLC	Delaware

Citigroup Global Markets Korea Securities Limited	South Korea

Citigroup Global Markets Limited	England

Citigroup Global Markets Malaysia Sdn. Bhd.	Malaysia

Citigroup Global Markets Management AG	Germany

Citigroup Global Markets Mauritius Private Limited	Mauritius

Citigroup Global Markets New Zealand Limited	New Zealand

Citigroup Global Markets Nominees (Proprietary) Limited	South Africa

Citigroup Global Markets Overseas Finance Limited	Cayman Is.

Citigroup Global Markets Polska Spolka z ograniczona odpowiedzialnoscia	Poland

Citigroup Global Markets Puerto Rico Inc.	Puerto Rico

Citigroup Global Markets Realty Corp.	New York

Citigroup Global Markets Representacoes Ltda.	Brazil

Citigroup Global Markets Singapore Holdings Pte. Ltd.	Singapore

Citigroup Global Markets Singapore Pte. Ltd.	Singapore

Citigroup Global Markets Singapore Securities Pte. Ltd.	Singapore

Citigroup Global Markets Taiwan Limited	Taiwan

Citigroup Global Markets U.K. Equity Limited	England

Citigroup Global Services Limited	India

Citigroup GSP Employees Fund, L.P.	Delaware

Citigroup Holdco Delaware Finance Inc.	Delaware

Citigroup Holdco Finance Inc.	Delaware

Citigroup Holding (Singapore) Private Limited	Singapore

Citigroup Holdings (Bermuda) Ltd.	Bermuda

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citigroup Holdings Mauritius Ltd	Mauritius

Citigroup Index LLC	Delaware

Citigroup Information Technology Operations and Solutions Limited	India

Citigroup Institutional Trust Company	Delaware

Citigroup Insurance Holding Corporation	Georgia

Citigroup International Finance	Cayman Is.

Citigroup International Luxembourg Limited	England

Citigroup International Netherlands B.V.	Netherlands

Citigroup International Overseas Funding	Cayman Is.

Citigroup Investment Advisory Services Inc.	Delaware

Citigroup Investment Deutschland Kapitalanlagegesellschaft mit beschrankter Haftung	Germany

Citigroup Investment Holdings Inc.	Delaware

Citigroup Investments Inc.	Delaware

Citigroup Irish Investor LLC	Delaware

Citigroup IT Consulting GmbH	Germany

Citigroup Leasing Financial Services Company Limited	Hungary

Citigroup Managed Futures LLC	Delaware

Citigroup Management Consulting (Shanghai) Co., Ltd.	China

Citigroup Management Corp.	Delaware

Citigroup Mortgage Loan Trust Inc.	Delaware

Citigroup Netherlands B.V.	Netherlands

Citigroup Nominee (Malaysia) Sdn. Bhd.	Malaysia

Citigroup Nominees (Asing) Sdn. Bhd.	Malaysia

Citigroup Nominees (Tempatan) Sdn. Bhd.	Malaysia

Citigroup Participation Luxembourg Limited	England

Citigroup Partners UK	England

Citigroup Payco I LLC	Delaware

Citigroup Payco II LLC	Delaware

Citigroup Payco III LLC	Delaware

Citigroup Payco LLC	Delaware

Citigroup Principal Investments Japan Kabushiki Kaisha	Japan

Citigroup Principal Investments Japan Ltd.	Cayman Is.

Citigroup Private Bank GP, Inc.	Delaware

Citigroup Private Equity (Offshore) LLC	Delaware

Citigroup Property Investors Asia Kingsville II Ltd.	Cayman Is.

Citigroup Property Investors Asia Limited	Hong Kong

Citigroup Property Investors China Limited	Hong Kong

Citigroup Property Investors Global Real Estate Public Securities LLC	Delaware

Citigroup Property Investors US Real Estate Public Securities LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citigroup Property Limited	England

Citigroup Pty Limited	Australia

Citigroup Real Estate Finance Asia	Cayman Is.

Citigroup Real Estate Partners II (Institutional), L.P.	Delaware

Citigroup Real Estate Partners II, L.P.	Delaware

Citigroup Realty Services GmbH	Germany

Citigroup Risk Brokers Holding Company Inc.	Delaware

Citigroup Risk Brokers Inc.	Delaware

Citigroup Sales and Outsourcing Services Sdn. Bhd.	Malaysia

Citigroup Securities Clearing Australia Limited	Australia

Citigroup Securities S.A.E.	Egypt

Citigroup Securities Services (Bermuda) Ltd.	Bermuda

Citigroup Services (Japan) Ltd.	Cayman Is.

Citigroup Services Japan Ltd.	Japan

Citigroup Services LLC	Delaware

Citigroup South Africa Credit Products (Proprietary) Limited	South Africa

Citigroup Strategic Holdings Mauritius Ltd	Mauritius

Citigroup Technology, Inc.	Delaware

Citigroup Trade Services (Malaysia) Sendirian Berhad	Malaysia

Citigroup Trust—Delaware, National Association	United States

Citigroup Vehicle Securities Inc.	Delaware

Citigroup Venture Capital Equity Partners, L.P.	Delaware

Citigroup Venture Capital GP Holdings, Ltd.	Delaware

Citigroup Venture Capital International Africa Fund G.P. Limited	Channel Is.

Citigroup Venture Capital International Africa Fund, L.P.	Cayman Is.

Citigroup Venture Capital International Asia Pacific Limited	Bahamas

Citigroup Venture Capital International Bio-Fuel, L.P.	Delaware

Citigroup Venture Capital International Brazil LLC	Delaware

Citigroup Venture Capital International Brazil, L.P.	Cayman Is.

Citigroup Venture Capital International Carried Interest Program Limited	Cayman Is.

Citigroup Venture Capital International Carried Interest, L.P.	Cayman Is.

Citigroup Venture Capital International CDX LLC	Delaware

Citigroup Venture Capital International Co-Investment Program Limited	Cayman Is.

Citigroup Venture Capital International Co-Investment, L.P.	Cayman Is.

Citigroup Venture Capital International Delaware Corporation	Delaware

Citigroup Venture Capital International Ebene Limited	Mauritius

Citigroup Venture Capital International Growth Partnership (Cayman), L.P.	Cayman Is.

Citigroup Venture Capital International Growth Partnership (Delaware), L.P.	Delaware

Citigroup Venture Capital International Growth Partnership (Offshore), L.P.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citigroup Venture Capital International Growth Partnership Mauritius Limited	Mauritius

Citigroup Venture Capital International Growth Partnership, L.P.	Cayman Is.

Citigroup Venture Capital International Investment G.P. Limited	Channel Is.

Citigroup Venture Capital International Jersey Limited	Jersey, Channel Is.

Citigroup Venture Capital International Mauritius Limited	Mauritius

Citigroup Venture Capital International Partnership G.P. Limited	Jersey, Channel Is.

Citigroup Venture Capital LP Holdings, Ltd.	Delaware

Citigroup Venture Capital Manager Holdings, Ltd.	Delaware

Citigroup Washington, Inc.	District of Columbia

Citigroup Wealth Advisors Pty Limited	Australia

CitiHousing, Inc.	South Dakota

Citilease Company Ltd.	Japan

Citilease Finansal Kiralama Anonim Sirketi	Turkey

CitiLeasing (Hungary) Ltd.	Hungary

Citileasing Egypt S.A.E.	Egypt

Citileasing OOO	Russia

Citileasing S.A.	Peru

Citileasing s.r.o.	Czech Republic

CitiLife Financial Limited	Ireland

CitiMae, Inc.	Delaware

Citimarlease (Burmah I), Inc.	Delaware

Citimarlease (Burmah I), Inc. UTA (9/28/72)	Delaware

Citimarlease (Burmah Liquegas), Inc.	Delaware

Citimarlease (Burmah Liquegas), Inc. UTA (9/28/72)	Delaware

Citimarlease (Burmah LNG Carrier), Inc.	Delaware

Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72)	Delaware

Citimarlease (Fulton), Inc.	Delaware

Citimarlease (Whitney), Inc.	Delaware

Citimerchant Bank Limited	Jamaica

CitiMortgage Asset Management, Inc.	New York

Citimortgage Holdings, Inc.	Delaware

CitiMortgage, Inc.	New York

Citinet Limited	England

Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.	Dominican Republic

Citinversiones, S.A.	Guatemala

Citinvestment Chile Limited	Bahamas

Citipartners Services Group A.I.E.	Spain

CitiProperties (BVI) Limited	British Virgin Is.

CitiRealty China (BVI) Limited	British Virgin Is.

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Citisecurities Limited	Australia

Citiseguros Puerto Rico, Inc.	Puerto Rico

CitiService S.p.A.	Italy

Citishare Corporation	Delaware

CITISOLUTIONS FINANCIAL (UK) LIMITED	England & Wales

CitiSolutions Financial Limited	Ireland

CitiStreet Advisors LLC *	New Jersey

CitiStreet Australia Pty Limited *	Australia

CitiStreet International, LLC *	Delaware

CitiStreet LLC [i]	Delaware

CitiStreet Mortgage Services, Inc. *	New Jersey

Cititrading S.A. Casa de Valores	Ecuador

Cititrust (Bahamas) Limited	Bahamas

Cititrust (Cayman) Limited	Cayman Is.

Cititrust (Jersey) Limited	Jersey, Channel Is.

Cititrust (Kenya) Limited	Kenya

Cititrust (Mauritius) Limited	Mauritius

Cititrust (New Jersey) Limited	Delaware

Cititrust (Singapore) Limited	Singapore

Cititrust (Switzerland) Limited	Switzerland

Cititrust Colombia S.A. Sociedad Fiduciaria	Colombia

Cititrust Limited	Hong Kong

Cititrust S.p.A.-Istituto Fiduciario	Italy

Cititrust Services Limited	Bahamas

Citivalores Puesto de Bolsa, S.A.	Costa Rica

Citivalores S.A. Comisionista de Bolsa	Colombia

Citivalores, S.A.	Guatemala

Citivalores, S.A.	Panama

Citivic Nominees Limited	England

CJP Holdings Inc.	Delaware

Clovelly Aircraft Ltd.	Japan

CM FSC I LTD.	Bermuda

CM FSC II Limited	Bermuda

CM FSC III Limited	Bermuda

CM FSC IV, Ltd.	Bermuda

CM Leasing Company	Canada

CM Leasing Member 1995 Trust-A1	Delaware

CM Leasing Member 1995 Trust-A2	Delaware

CM North America Holding Company	Canada

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

CM Tulip Holding Company	Canada

CMF Altis Partners Master Fund L.P.	New York

CMF Aspect Master Fund L.P.	New York

CMF Avant Master Fund L.P.	New York

CMF Campbell Master Fund L.P.	New York

CMF Capital Fund Management Master Fund L.P.	New York

CMF Drury Capital Master L.P.	New York

CMF Graham Master Fund L.P.	New York

CMF Institutional Futures Portfolio L.P.	New York

CMF SandRidge Master Fund L.P.	New York

CMF Willowbridge Argo Master Fund L.P.	New York

CMF Winton Feeder I L.P.	New York

CMF Winton Master L.P.	New York

CMFC, Inc.	Puerto Rico

CMI of Delaware, Inc.	Delaware

Co-Investment II Luxco S.a.r.l.	Luxembourg

Co-Investment Limited II (M-Tel)	Cayman Is.

Co-Investment Limited Partnership I	Cayman Is.

Co-Investment Limited Partnership V (SOL)	Cayman Is.

Co-Investment LLC IX (Cordillera)	Delaware

Co-Investment LLC VII (Intcomex)	Delaware

Co-Investment LLC VIII (Palink)	Delaware

Cole Brook CBNA Loan Funding LLC	Delaware

Cole Brook CFPI Loan Funding LLC	Delaware

Collister Loft Finance LLC	Delaware

Commercial Credit International, Inc.	Delaware

Commonwealth Control, Inc.	Delaware

Commonwealth Plan, Inc., The	Massachusetts

Commonwealth System, Inc., The	Massachusetts

Communico	California

Compañia Exportadora Cityexport S.A. en Liquidación	Colombia

Coogee Aircraft Ltd.	Japan

Coogee Finance Pty Limited	Australia

Coon Rapids Leased Housing Associates II, Limited Partnership	Minnesota

Copelco Capital (Puerto Rico), Inc.	Puerto Rico

Copelco Capital Funding Corp. IX	Delaware

Copelco Capital Funding Corp. VI	Delaware

Copelco Capital Funding Corp. VIII	Delaware

Copelco Capital Funding LLC 99-B	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Copelco Capital Residual Funding LLC I	Delaware

Copelco Manager, Inc.	Delaware

Copelco Reinsurance Company, Ltd.	Bermuda

CORPIFEXSA, Corporación de Inversiones y Fomento de Exportaciones S.A.	Ecuador

Corporación Citibank G.F.C. S.A.	Costa Rica

Corporate Loan Funding I LLC	Delaware

Corporate Loan Funding III LLC	Delaware

Corporate Loan Funding IV LLC	Delaware

Corporate Loan Funding IX LLC	Delaware

Corporate Loan Funding V LLC	Delaware

Corporate Loan Funding VI LLC	Delaware

Corporate Loan Funding VII LLC	Delaware

Corporate Loan Funding XI LLC	Delaware

Corporate Loan Funding XIII LLC	Delaware

Corporativo Vitamedica, S.A. De C.V.	Mexico

Corvus Investments Y.K.	Japan

Court Square Capital Limited	Delaware

Courtney Park Leasehold, LLC	Florida

Coventry Aircraft Ltd.	Japan

CPI 2004 European Carried Interest Program (Delaware), L.P.	Delaware

CPI 2004 Global Carried Interest Program (Delaware), L.P.	Delaware

CPI 2004 North America Carried Interest Program, L.P.	Delaware

CPI 2005 Asia Pacific Carried Interest Program, L.P.	Delaware

CPI 2005 European Carried Interest Program, L.P.	Delaware

CPI 2005 Global Carried Interest Program, L.P.	Delaware

CPI 2005 North America Carried Interest Program, L.P.	Delaware

CPI Asia Academy ABS Specialty Company, L.L.C.	South Korea

CPI Asia Academy Ltd.	British Virgin Is.

CPI Asia G Tower Limited	British Virgin Is.

CPI Asia Investment B.V.	Netherlands

CPI Asia Investment Sarl	Luxembourg

CPI Asia JYL Limited	Barbados

CPI Asia JYL SRL	Barbados

CPI Asia Moon River SRL	Barbados

CPI Asia National 1 Limited	British Virgin Is.

CPI Asia National 2 Limited	British Virgin Is.

CPI Asia NP, Ltd.	British Virgin Is.

CPI C-REP GP LLC	Delaware

CPI C-REP II GP, L.P.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

CPI Capital Partners Asia Pacific (Cayman), L.P.	Cayman Is.

CPI Capital Partners Asia Pacific (Delaware), L.P.	Delaware

CPI Capital Partners Asia Pacific GP Ltd.	Cayman Is.

CPI Capital Partners Asia Pacific, L.P.	Cayman Is.

CPI Capital Partners Europe (NFR), L.P.	England

CPI Capital Partners Europe GP LLC	Delaware

CPI Capital Partners Europe Holdings S.a.r.l.	Luxembourg

CPI Capital Partners Europe, L.P.	England

CPI Capital Partners Financing S.a.r.l.	Luxembourg

CPI Capital Partners North America LP	Delaware

CPI Capital Partners North America Offshore (Cayman) L.P.	Cayman Is.

CPI Capital Partners North America Offshore LP	Delaware

CPI CMBS Equity I LLC	Delaware

CPI Co-Investment Fund LP	Delaware

CPI CPEH 2 S.a r.l.	Luxembourg

CPI Darlington Limited	Jersey, Channel Is.

CPI European Fund GP LLC	Delaware

CPI Fund Investments LLC	Delaware

CPI Global RE Securities HP LLC	Delaware

CPI India I Limited	Mauritius

CPI Kildare S.a r.l.	Luxembourg

CPI Leuna GmbH	Germany

CPI Milton Keynes Ltd.	Jersey, Channel Is.

CPI NA Cayman Fund GP L.P.	Cayman Is.

CPI NA Fund GP LP	Delaware

CPI NA GP LLC	Delaware

CPI Nanterre E.U.R.L.	France

CPI Pomezia S.r.l.	Italy

CPI Retail Active Management Programme Limited Partnership	Scotland

CPI Shepshed Ltd.	Jersey, Channel Is.

CPI Surprise Farms, LLC	Delaware

CPI-LCP Jackson Hole Operator, LLC	Delaware

CPI-LCP Jackson Hole Owner, LLC	Delaware

CPI-LCP Jackson Hole Venture, LLC	Delaware

CPI-Sage Focused Service Urban Hotels Venture, LLC	Delaware

CPI-Sage Hotels Atlanta Mezz, LLC	Delaware

CPI-Sage Hotels Atlanta Owner, LLC	Delaware

CPI-Sage Hotels Brisbane Mezz, LLC	Delaware

CPI-Sage Hotels Brisbane Owner, LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

CPI-Sage Hotels Denver Mezz, LLC	Delaware

CPI-Sage Hotels Denver Owner, LLC	Delaware

CPI-Sage Hotels Hoffman Mezz, LLC	Delaware

CPI-Sage Hotels Hoffman Owner, LLC	Delaware

CPI-Sage Hotels Lessee Mezz, LLC	Delaware

CPI-Sage Hotels Lessee Venture, LLC	Delaware

CPI-Sage Hotels Lessee, LLC	Delaware

CPI-Sage Hotels Mezz Manager, LLC	Delaware

CPI-Sage Hotels Orlando Mezz, LLC	Delaware

CPI-Sage Hotels Orlando Owner, LLC	Delaware

CPI-Sage Hotels Owner Manager, LLC	Delaware

CPL CBNA Loan Funding LLC	Delaware

CPL CFPI Loan Funding LLC	Delaware

Cramer Finance LLC	Delaware

CReAM Trust	Jersey, Channel Is.

Crédito Familiar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates	Mexico

CSA ROBIN AIRCRAFT LTD.	Japan

CSA SWAN AIRCRAFT LTD.	Japan

CSO Partners Limited	England

CT Mezzanine Fund III Manager LLC	Delaware

CT Mezzanine Partners II, L.P.	Delaware

CTA Capital LLC	Delaware

CTCL (BOPPF) Fund Nominee No. 1 Limited	England

CTCL (BOPPF) Fund Nominee No. 2 Limited	England

CTCL (BUKP) Fund Nominee No. 1 Limited	England

CTCL (BUKP) Fund Nominee No. 2 Limited	England

CTCL Property MHI Nominees No 1 Limited	England

CTCL Property MHI Nominees No 2 Limited	England

CTK Investors 1 LP	Delaware

CTK Investors 2 LP	Delaware

CUIM NOMINEE LIMITED	England

CVC Capital Funding, Inc.	Delaware

CVC Capital Funding, LLC	Delaware

CVC Executive Fund LLC	Delaware

CVC International (Palink) B.V.	Netherlands

CVC Management LLC	Delaware

Cyburt Hall Chandler Spectrum, LLC	Delaware

Czech Real Estate Regions S.a.r.l.	Luxembourg

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Davis Associates, L.P.	Mississippi

Dayton CBNA Loan Funding LLC	Delaware

Dayton CFPI Loan Funding LLC	Delaware

DCE Investments, Inc.	Delaware

Delphi I Asset Holding LLC	Delaware

Delphi I LLC	Delaware

Delphi Immobilien I GmbH	Germany

Delphi Servicing Holding Limited	England

Department Stores National Bank	United States

Dervat Nominees Pty Limited	Australia

Di Net Club S.r.l.	Italy

Diners Assurances SARL	France

Diners Club (Thailand) Limited, The	Thailand

Diners Club Argentina S.R.L.C. y de T.	Argentina

Diners Club de Mexico S.A. de C.V.	Mexico

Diners Club Europe S.p.A.	Italy

Diners Club International (Hong Kong) Limited	Hong Kong

Diners Club International (Taiwan) Limited	Taiwan

Diners Club International Ltd.	New York

Diners Club Italia S.r.l.	Italy

Diners Club of Greece Finance Company S.A.	Greece

Diners Club Pty Limited	Australia

Diners Club Switzerland Ltd.	Switzerland

Diners Club UK Limited	England

Diners Club Uruguay S.A.	Uruguay

Diners Travel S.A.C. y de T.	Argentina

Dirección Profesional de Empresas Afiliadas, S.A.	Mexico

DN Capital European Digital Infrastructure Fund I, L.P.	Jersey, Channel Is.

Dom Maklerski Banku Handlowego S.A.	Poland

Donat Investments S.A.	Bahamas

Donau Aircraft Ltd.	Japan

Dory 1 S.a.r.l.	Luxembourg

Dory 2 S.a.r.l.	Luxembourg

Dory 3 S.a.r.l.	Luxembourg

Dory 4 S.a.r.l.	Luxembourg

Drake & Co., LLC	Delaware

Drake Aircraft Ltd.	Japan

Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Dritte Gamma W(ertpapier) I(nvestitions) P(ortfolio) GbR	Germany

Dunhill-Lexington Leasehold LLC	Delaware

Dynasty Three Limited	Hong Kong

Dynasty Three Ocean (Tianjin) Real Estate Co., Ltd.	China

Dynasty Two Limited	Hong Kong

Dynasty Two Ocean (Tianjin) Real Estate Co., Ltd.	China

EAB Community Development Corp.	New York

Eagle Aircraft Ltd.	Japan

ECL Funding LLC	Delaware

ECL2 Funding LLC	Delaware

Educational Loan Center, Inc.	Delaware

Eiffel Aircraft Ltd.	Japan

EKB Kereskedelmi es Szolgaltato Kft.	Hungary

EM Special Opportunities Citigroup Ltd.	Cayman Is.

EM Special Opportunities Fund III LLC	Delaware

Empaques Moldeados de America Internacionales SRL de C.V.	Mexico

Empaques Moldeados de America SRL de C.V.	Mexico

Empaques Moldeados de America Techologias SRL de C.V.	Mexico

EMSO Partners Limited	England

Entretenimientos Pedro de Valdivia Limitada	Chile

Erico International Corporation	Ohio

Esmeril Trading Lda.	Portugal

ESO GP L.L.C.	Delaware

ESSL 1, Inc.	Delaware

ESSL 2, Inc.	Delaware

Estithmaar IRE (GP) Limited	Cayman Is.

Estithmaar Islamic Real Estate Fund Limited Partnership	Cayman Is.

Eurasian Brewery Holdings Limited	Channel Is.

Euromaia Finance LLC	Delaware

Europe Aircraft Ltd.	Japan

European GREIO/TIC Real Estate Investments LLC	Delaware

Event Driven Portfolio LLC	Delaware

Everett Bluffs LLC	Washington

Evergreen CBNA Loan Funding LLC	Delaware

Evergreen CFPI Loan Funding LLC	Delaware

EXCT Holdings, Inc.	Hawaii

EXCT Limited Partnership	Hawaii

EXCT LLC	Hawaii

FAB Financial, LP	Texas

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

FAB Holdings GP, LLC	Delaware

FAB Holdings LP, LLC	Delaware

Fairfax Holdings, Inc.	Delaware

Fairfield Aircraft Ltd.	Japan

FBS CBNA Loan Funding LLC	Delaware

FBS CFPI Loan Funding LLC	Delaware

FCL Ship One, Inc.	Delaware

FCL Ship Three, Inc.	Delaware

FCL Ship Two, Inc.	Delaware

Feingold O’Keeffe Credit Fund CBNA Loan Funding LLC	Delaware

Feingold O’Keeffe Credit Fund CFPI Loan Funding LLC	Delaware

Feta Nominees Pty Limited	Australia

Fideicomiso de Administración y Pago, Socio Liquidador de Posición de Terceros, número 14016-1	Mexico

Fideicomiso de Administración y Pago, Socio Liquidador de Posición Propia, número 13928-7	Mexico

Fifth Bai Yun Aircraft Ltd.	Japan

Fimen S.A.	Belgium

Financial Leasing Corporation	Massachusetts

Financial Reassurance Company, Ltd.	Bermuda

First Bai Yun Aircraft Ltd.	Japan

First Century Management Company	New York

First Collateral Services, Inc.	Delaware

First Estate Corporation	California

First Family Financial Services, Inc. <DE>	Delaware

First National Nominees, Ltd.	Bahamas

Five Star Service Corporation	California

FiveStarz LLC	Delaware

FloridaUrbana, L.P.	Illinois

FNB Real Estate Corp.	Texas

FNC Insurance Agency, Inc.	California

FNC-Comercio e Participacoes Ltda.	Brazil

FOFIP S.A.	Uruguay

Fonet Consultants Private Limited	India

Foreign Fund 1 Fundo de Investimento Financeiro	Brazil

Foreign Investment—Fundo De Investimento Financeiro	Brazil

Foremost Investment Corporation	Delaware

Forthright Investment Limited	Hong Kong

Forum Financial Group Polska Spolka z o.o.	Poland

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

FourStarz LLC	Delaware

Franciscan Financial Corporation	California

Franklin Loft Finance LLC	Delaware

Fremont CBNA Loan Funding LLC	Delaware

Friday Services Pty Ltd	Australia

Fruehauf Finance Company	Michigan

FS Asia Holdings LLC	Delaware

FS Securities Holdings Inc.	Delaware

Fscwil Funding Limited Partnership	Delaware

Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Future Mortgages 1 Limited	England & Wales

Future Mortgages Limited	England & Wales

Futuretel S.A.	Brazil

Gamma Trans Leasing Verwaltungs GmbH	Germany

Gamma Trans Leasing Verwaltungs GmbH & Co. Achte Finanzierungs-Management KG	Germany

Gamma Trans Leasing Verwaltungs GmbH & Co. Neunte Finanzierungs-Management KG	Germany

Gamma Trans Leasing Verwaltungs GmbH & Co. Sechste Finanzierungs-Management KG	Germany

Gamma Trans Leasing Verwaltungs GmbH & Co. Siebte Finanzierungs-Management KG	Germany

Gamma Trans Leasing Verwaltungs GmbH & Co. Vierte Finanzierungs-Management KG	Germany

Gamma W(ertpapier) (Investitions) P(ortfolio) 1 GbR	Germany

Gamma W(ertpapier) (Investitions) P(ortfolio) II GbR	Germany

Gatehouse Leasehold LLC	Delaware

Geneva Capital Markets, LLC	Delaware

Geneva II LLC	Delaware

Geno Asset Finance GmbH	Germany

Gera Realty India Private Limited	India

Gerlach (Nominee) & Co., L.L.C.	Delaware

GFII Australia Holdings Pty Limited	Australia

GFII Capital Pty Limited	Australia

Gilligan Developments Limited	British Virgin Is.

GLENFED Development Corp.	California

Global Hedge Strategies, LLC	Delaware

Global Packaging Corporation N.V.	Netherlands

GOF Loan Funding LLC	Delaware

GOF2 Loan Funding LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Gongpyung PFV Co., Ltd.	So. Korea

Grand River Navigation Company	Delaware

Great Dane Finance Company	Delaware

Green One Asset Securitization Specialty Limited	South Korea

Greenwich (Cayman) I Limited	Cayman Is.

Greenwich (Cayman) II Limited	Cayman Is.

Greenwich (Cayman) III Limited	Cayman Is.

GREIO Al-Soor Realty L.P.	Delaware

GREIO Islamic GP LLC	Delaware

Grupo Avantel, S.A. de C.V.	Mexico

Grupo Financiero Associates, S.A. de C.V.	Mexico

Grupo Financiero Banamex, S.A. de C.V.	Mexico

Hancock Place Apartments Associates, L.P.	New York

Handlowy—Inwestycje Sp. z o.o.	Poland

Handlowy—Leasing Sp. z o.o.	Poland

Handlowy Investments II S.a.r.l.	Luxembourg

Handlowy Investments S.A.	Luxembourg

Hank & Co., L.L.C.	Delaware

Hanseatic Real Estate B.V.	Netherlands

Healthcote Limited	Hong Kong

Hibiscus CBNA Loan Funding LLC	Delaware

Hibiscus CFPI Loan Funding LLC	Delaware

Highpoint Investors LP	Delaware

Hillco Insurance Agency, Inc.	Ohio

Hipotecaria Associates, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates	Mexico

Hispanic Growth LLC	Delaware

Hispanic Venture Corp.	Delaware

Hitchcock Investments S.A.	Bahamas

Holland Leasehold LLC	Delaware

Home MAC Government Financial Corporation	District of Columbia

Home MAC Mortgage Securities Corporation	District of Columbia

Housing Securities, Inc.	Delaware

Huizhou One Limited	Mauritius

Hurley & Co., L.L.C.	Delaware

Hutton Investors Futures Fund, L.P. II	Delaware

Huwest Company, L.L.C.	Delaware

Iguacu Participacoes Ltda.	Brazil

Impulsora de Fondos Banamex, S.A. de C.V., Sociedad Operadora de Sociedades de Inversión	Mexico

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Imref S.A. de C.V.	Mexico

Inmobiliaria Provincial del Norte, S.A. de C.V.	Mexico

Inmobirentsa S.A.	Ecuador

Inmobusiness S.A.	Ecuador

Inmociti S.A.	Ecuador

Inmuebles Banamex, S.A. de C.V.	Mexico

Intcomex, Inc.	Delaware

Inteligia, S.A.	Mexico

International Capital Funding Limited LLC	Delaware

International Equity Investments, Inc.	Delaware

International Finance Associates, B.V.	Netherlands

Inverfin Sdn. Bhd.	Malaysia

Inversiones Citiminera S.A.	Chile

Inversiones y Adelantos, C.A.	Venezuela

Investment CBNA Loan Funding LLC	Delaware

Investment CFPI Loan Funding LLC	Delaware

Ironwood CPI Empire Pass JV LLC	Delaware

Ironwood CPI Empire Pass LLC	Delaware

Ironwood CPI Empire Pass MB LLC	Delaware

Isanne S.a.r.l.	Luxembourg

IWCO Direct Holdings Inc.	Delaware

JHSW Limited	England

JL Crest Lease Co., Ltd.	Japan

JL Rouge Lease Co., Ltd.	Japan

JL Skyline Lease Co., Ltd.	Japan

JNC Partners Limited	Japan

Joliet Generation II, LLC	Delaware

JSC Citibank Kazakhstan	Kazakhstan

JSCB Citibank (Ukraine)	Ukraine

Juegos Electrónicos S.A.	Chile

Jupiter Aircraft Ltd.	Japan

JWH Strategic Allocation Master Fund LLC	New York

K2 Holdings (Cayman) Ltd.	Cayman Is.

K2 Macau Development Ltd.	Macau

K2 Macau Holdings (BVI) I Ltd.	British Virgin Is.

K2 Macau Holdings (BVI) II Ltd.	British Virgin Is.

Kalyani Tech Park Private Limited	India

Keeper Holdings LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

KIL Loan Funding LLC	Delaware

KIL2 Loan Funding LLC	Delaware

King (Nominee) & Co., L.L.C.	Delaware

Kingsbridge Limited	Cayman Is.

Kingston Place, LLC	Mississippi

Knight CBNA Loan Funding LLC	Delaware

Knight CFPI Loan Funding LLC	Delaware

Kordula & Co., L.L.C.	Delaware

Lakeshore CBNA Loan Funding LLC	Delaware

Lakeshore CFPI Loan Funding LLC	Delaware

Latin American Investment Bank Bahamas Limited	Bahamas

Lava Trading Inc.	Delaware

Lava Trading Limited	England

LavaFlow, Inc.	Florida

Leasing Citibank S.A. Compañia de Financiamiento Comercial	Colombia

Legg Mason Financial Services of Alabama, Inc.	Alabama

Legg Mason Financial Services, Inc.	Maryland

Legg Mason Insurance Agency of Massachusetts, Inc.	Massachusetts

Legg Mason Insurance Agency of Texas, Inc.	Texas

Legg Mason Insurance Agency, Inc.	Maryland

Legion Portfolios (Luxembourg)	Luxembourg

Legion Strategies LLC	Delaware

Leo Investments Yugen Kaisha	Japan

LEONE LEASE LTD.	Japan

LFC2 CFPI Loan Funding LLC	Delaware

LFC2 Loan Funding LLC	Delaware

Lindfield Trading Pty Limited	Australia

Liquidation Properties Holding Company Inc.	New York

Liquidation Properties Inc.	New York

Livingston CBNA Loan Funding LLC	Delaware

Livingston CFPI Loan Funding LLC	Delaware

LM Falcon Investment Strategies, Inc.	Maryland

Loan Funding I LLC	Delaware

Loan Funding III LLC	Delaware

Loan Funding IV LLC	Delaware

Loan Funding IX LLC	Delaware

Loan Funding V LLC	Delaware

Loan Funding VI LLC	Delaware

Loan Funding VII LLC	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Loan Funding XI LLC	Delaware

Loan Funding XIII LLC	Delaware

Loan Participation Holding Corporation	Delaware

Localto S.p.A.	Italy

London and Midland General Insurance Company	Canada

Long Stone Asset Holdings Limited	Ireland

Long Stone Funding LLC	Delaware

Lower Lakes Towing Ltd.	Canada

Lower Lakes Transportation Company	Delaware

LT Investment I, LLC	New York

LT Investment II, LLC	New York

MacA Inn LLC	Delaware

Madeleine Investments S.A.	Bahamas

Malibu CBNA Loan Funding LLC	Delaware

Malibu CFPI Loan Funding LLC	Delaware

MBKP North Asian Opportunities Partners Offshore L.P.	Cayman Is.

MC2 Technologies, Inc.	Delaware

Melbourne Aircraft Ltd.	Japan

Mellery Aircraft Ltd.	Japan

Meluna Investments S.a.r.l.	Luxembourg

Menara Citi Holding Company Sdn. Bhd.	Malaysia

Midway CBNA Loan Funding LLC	Delaware

Millcreek CBNA Loan Funding LLC	Delaware

Millcreek CFPI Loan Funding LLC	Delaware

Milton Power Corp.	Delaware

MK Rock Y.K.	Japan

Mortgage Capital Funding Inc.	Delaware

MRC Holdings, Inc.	Delaware

MSX International, Inc.	Delaware

Muirfield Leasehold LLC	Delaware

N.C.B. Trust Limited	England

National Benefit Life Insurance Company	New York

National City Nominees Limited	England

National Equipment Rental Program, Inc.	Delaware

NCGA Holdings Limited	Hong Kong

NETB Holdings LLC	Delaware

Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

New Aoi Hotels and Resorts KK	Japan

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Nextco Inc.	Delaware

Niagara II, L.P.	Tennessee

Nigeria International Bank Limited	Nigeria

Nimer & Co., L.L.C.	Delaware

Nippon Real Estate Investment	Cayman Is.

Nore Aircraft Ltd.	Japan

Norwich Property Trust Limited	England

Nostro Investment Corporation	Delaware

Novel Plaza Company Ltd.	Hong Kong

NSPL, Inc.	New York

NT Europe S.r.l.	Italy

Nueva Promotora de Sistemas de Teleinformatica, S.A. de C.V.	Mexico

Obsluga Funduszy Inwestycyjnych Spolka z o.o.	Poland

OHH Loan Funding LLC	Delaware

OHH2 Loan Funding LLC	Delaware

One Hunter Street – PGI LLC	New York

Oneport Originations Pty Ltd	Australia

OneStarz International Trade and Investments Corporation	Delaware

Opal Corporation (NFR) S.a r.l.	Luxembourg

Opal Corporation S.a.r.l.	Luxembourg

Opportunity Mem S.A.	Brazil

Opportunity Oeste S.A.	Brazil

Orange One Asset Securitization Specialty Limited	South Korea

Orbitech Limited	India

Orchard Aircraft Ltd.	Japan

Orchid Aircraft Ltd.	Japan

Ostrava Office a.s.	Czech Republic

Outsourcing Investments Pty. Limited	Australia

Oxford Aircraft Ltd.	Japan

Pacific Plan, Inc., The	Massachusetts

Palace Place Limited Partnership	Canada

Palliser Nominees Limited	New Zealand

Park Knoll Leasehold LLC	Delaware

Park Tower Holdings, Inc.	Delaware

Payment Services International, LLC	Delaware

PB-SB 1983 I	New York

PB-SB 1985 VII	New York

PB-SB 1988 III	New York

PB-SB Investments, Inc	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

PB-SB Ventures, Inc	Delaware

Pearl Labuan Holdings Limited	Malaysia

Pedcor Investments-2005-LXXIII, L.P.	Missouri

Pendragon Guinevere Fund LLC	England

Peninsula CBNA Loan Funding LLC	Delaware

Pensiones Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico

Peny & Co., L.L.C.	Delaware

Peregrine Investments, LLC	Maryland

Perennially Green, Inc.	New York

PFS Investments Inc.	Georgia

PFS T.A., Inc.	Delaware

PFSL Investments Canada Ltd.	Canada

Phibro (Asia) Pte Ltd	Singapore

Phibro Energy Production, Inc.	Delaware

Phibro Futures and Metals Limited	England

Phibro GmbH	Switzerland

Phibro LLC	Delaware

Phibro Resources Corp.	Delaware

Phinda Pty. Limited	Australia

Planeación de Recursos Humanos, S.A. de C.V.	Mexico

Pontonia Holding (NFR) B.V.	Netherlands

Pontonia Holding B.V.	Netherlands

POP Trophy I Inc.	New York

POP Trophy Inc.	New York

Powerton Generation II, LLC	Delaware

PRH-Afore Banamex, S.A. de C.V.	Mexico

Primerica Client Services Inc. <Canada>	Canada

Primerica Client Services, Inc. <USA>	Delaware

Primerica Convention Services, Inc.	Georgia

Primerica Finance Corporation	Delaware

Primerica Financial Marketing Partnership	Delaware

Primerica Financial Services (Canada) Ltd.	Canada

Primerica Financial Services Agency of New York, Inc.	New York

Primerica Financial Services Home Mortgages Limited Partnership of Arizona	Delaware

Primerica Financial Services Home Mortgages Limited Partnership of Ohio	Ohio

Primerica Financial Services Home Mortgages, Inc.	Georgia

Primerica Financial Services Insurance Marketing of Maine, Inc.	Maine

Primerica Financial Services Insurance Marketing of Nevada, Inc.	Nevada

Primerica Financial Services Insurance Marketing of Wyoming, Inc.	Wyoming

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Primerica Financial Services Insurance Marketing, Inc.	Delaware

Primerica Financial Services Ltd.	Canada

Primerica Financial Services of Alabama, Inc.	Alabama

Primerica Financial Services of New Mexico, Inc.	New Mexico

Primerica Financial Services, Inc.	Nevada

Primerica Insurance Agency of Massachusetts, Inc.	Massachusetts

Primerica Insurance Marketing Services of Puerto Rico, Inc.	Puerto Rico

Primerica Insurance Services of Louisiana, Inc.	Louisiana

Primerica Life Insurance Company	Massachusetts

Primerica Life Insurance Company of Canada	Canada

Primerica Services, Inc.	Georgia

Primerica Shareholder Services	Georgia

Principal Mortgage Reinsurance Co.	Vermont

Procesadora de Plásticos Comerciales, S.A.	Mexico

Promociones Inmobiliarias Banamex, S.A. de C.V.	Mexico

Promotora de Bienes y Servicios Banamex, S.A. de C.V.	Mexico

Promotora de Sistemas de Teleinformatica, S.A. de C.V.	Mexico

Provencred 1	Cayman Is.

Provencred 2	Cayman Is.

Providence Associates, Ltd.	Bahamas

PT. Citigroup Finance Indonesia	Indonesia

PT. Citigroup Securities Indonesia	Indonesia

PTRS CBNA Loan Funding LLC	Delaware

PTRS CFPI Loan Funding LLC	Delaware

Quebec Aircraft Ltd.	Japan

R-H Capital Partners, L.P.	Delaware

R-H Capital, Inc.	Delaware

R-H Venture Capital, LLC	Delaware

R-H/Travelers, L.P.	Delaware

Rangers CBNA Loan Funding LLC	Delaware

Rangers CFPI Loan Funding LLC	Delaware

RCP Capital, LLC	Delaware

Receivable Management Services International, Inc.	Delaware

Redmond Crest Corp.	British Virgin Is.

Registra Securita Trust GmbH	Germany

Remy International, Inc.	Delaware

Renaissance Finance I, LLC	Delaware

Repfin Ltda.	Colombia

Ret Participacoes S.A.	Brazil

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Rio Bogan Empreendimentos e Participacoes Ltda.	Brazil

Rivendell CBNA Loan Funding LLC	Delaware

Rivendell CFPI Loan Funding LLC	Delaware

Robinson-Humphrey Insurance Services Inc.	Georgia

Robinson-Humphrey Insurance Services of Alabama, Inc.	Alabama

Robinson-Humphrey Netlanta(sm) Fund I, L.P.	Georgia

Roebuck II Investments Limited	British Virgin Is.

Roebuck Investments Limited	British Virgin Is.

Rose Bay Trading Pty Limited	Australia

S.P.L., Inc.	Delaware

Sagres—Sociedade de Titularizacao de Creditos, S.A.	Portugal

Salomon Brothers All Cap Value Fund	New York

Salomon Brothers Housing Investment Inc	Delaware

Salomon Brothers International Operations (Japan) Inc.	Delaware

Salomon Brothers International Operations (Jersey) Limited	Jersey, Channel Is.

Salomon Brothers International Operations (Overseas) Limited	Jersey, Channel Is.

Salomon Brothers International Operations Inc	Delaware

Salomon Brothers Large Cap Core Equity Fund	New York

Salomon Brothers Mortgage Securities III, Inc	Delaware

Salomon Brothers Mortgage Securities VI, Inc	Delaware

Salomon Brothers Mortgage Securities VII, Inc	Delaware

Salomon Brothers Overseas Inc	Cayman Is.

Salomon Brothers Pacific Holding Company Inc	Delaware

Salomon Brothers Real Estate Development Corp	Delaware

Salomon Brothers Russia Holding Company Inc	Delaware

Salomon Brothers Tosca Inc.	Delaware

Salomon Brothers Variable Large Cap Growth Fund	New York

Salomon Global Horizons Global Equity Fund	Cayman Is.

Salomon Smith Barney AAA Energy Fund L.P. II	New York

Salomon Smith Barney Canada Holding Company	Canada

Salomon Smith Barney Diversified 2000 Futures Fund L.P.	New York

Salomon Smith Barney Fairfield Futures Fund L.P.	New York

Salomon Smith Barney Global Diversified Futures Fund L.P.	New York

Salomon Smith Barney Hicks Muse Partners L. P.	Delaware

Salomon Smith Barney Orion Futures Fund L.P.	New York

Salomon Smith Barney/Greenwich Street Capital Partners II, L.P.	Delaware

Salomon Smith Barney/Travelers Real Estate Fund, L.P.	Delaware

Salomon Smith Barney/Travelers REF GP, LLC	Delaware

Salomon Swapco Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Salsco, Inc.	Texas

Sansara Hotels India Private Limited	India

Saturn Ventures, LLC	Delaware

SB AAA Master Fund LLC	New York

SB Cayman Holdings I Inc.	Delaware

SB Cayman Holdings II Inc.	Delaware

SB Cayman Holdings III Inc.	Delaware

SB Cayman Holdings IV Inc.	Delaware

SB Funding Corp.	Delaware

SB Motel Corp.	Delaware

SB Plano Corporation	Texas

SBHU Life Agency of Arizona, Inc.	Arizona

SBHU Life Agency of Indiana, Inc.	Indiana

SBHU Life Agency of Ohio, Inc.	Ohio

SBHU Life Agency of Oklahoma, Inc.	Oklahoma

SBHU Life Agency of Texas, Inc.	Texas

SBHU Life Agency of Utah, Inc.	Utah

SBHU Life Agency, Inc.	Delaware

SBHU Life Insurance Agency of Massachusetts, Inc.	Massachusetts

SBJV, LLC	Delaware

SBRFC, LLC	Delaware

SBS Insurance Agency of Hawaii, Inc.	Hawaii

SBS Insurance Agency of Idaho, Inc.	Idaho

SBS Insurance Agency of Maine, Inc.	Maine

SBS Insurance Agency of Montana, Inc.	Montana

SBS Insurance Agency of Nevada, Inc.	Nevada

SBS Insurance Agency of South Dakota, Inc.	South Dakota

SBS Insurance Agency of Wyoming, Inc.	Wyoming

SBS Insurance Brokerage Agency of Arkansas, Inc.	Arkansas

SBS Insurance Brokers of Kentucky, Inc.	Kentucky

SBS Insurance Brokers of New Hampshire, Inc.	New Hampshire

SBS Insurance Brokers of North Dakota, Inc.	North Dakota

SBS Life Insurance Agency of Puerto Rico, Inc.	Puerto Rico

Scanports Limited	England

Scanports Shipping, Inc.	Delaware

Schofield Developments Limited	British Virgin Is.

Schroder (Malaysia) Holdings Sdn. Bhd.	Malaysia

Schroder Wertheim & Co. Inc. 1996 European Investment Partnership L.P.	Delaware

Schroder Wertheim Holdings I Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Schroders Malaysia (L) Berhad	Malaysia

Scott Aircraft Ltd.	Japan

Scottish Provident (Irish Holdings) Limited	Ireland

SDL 1 Investor, L.P.	England and Wales

Seagull Aircraft Ltd.	Japan

Sears Life Insurance Company	Texas

Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Sechzehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Second Bai Yun Aircraft Ltd.	Japan

Secundus Nominees (Jersey) Limited	Jersey, Channel Is.

Seguros Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico

Sepraci 1 LLC	Delaware

Sepraci 3 LLC	Delaware

Servicios Comerciales S.A.C.I.M. y F.	Argentina

Servicios Corporativos Afore Banamex, S.A. de C.V.	Mexico

Servicios Corporativos Crédito Familiar, S.A. de C.V.	Mexico

Servicios Corporativos de Finanzas, S.A. de C.V.	Mexico

Servicios Corporativos SBA, S.A. de C.V.	Mexico

Servicios Ejecutivos Banamex, S.A. de C.V.	Mexico

Servicios Financieros Citibank (Chile) S.A.	Chile

Servicios Vitamedica, S.A. De C.V.	Mexico

Servifondos, S.A. de C.V.	Mexico

Seven World Holdings LLC	Delaware

Seven World Technologies, Inc	Delaware

SFJV 2004-1, LLC	Delaware

SFJV 2004-B, LLC	Delaware

SFJV-2002-1, LLC	Delaware

SFL—Delaware LLC	Delaware

Shanghai Moon River Property Co. Ltd.	China

Shanghai Yong Tai Real Estate Development Company Ltd.	China

Shearson Mid-West Futures Fund	New York

Shearson Select Advisors Futures Fund L.P.	Delaware

Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Siefore Banamex De Aportaciones Voluntarias Plus, S. A. de C. V.	Mexico

SIL Loan Funding LLC	Delaware

SIL2 Loan Funding LLC	Delaware

Silefed S.R.L.	Argentina

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Skeet Nominees Pty Ltd	Australia

SKY CBNA Loan Funding LLC	Delaware

SKY CFPI Loan Funding LLC	Delaware

SL&H Reinsurance, Ltd.	St. Kitts & Nevis

SLC Student Loan Receivables I, Inc.	Delaware

Smith Barney (Ireland) Limited	Ireland

Smith Barney AAA Energy Fund L.P.	New York

Smith Barney Bristol Energy Fund L.P.	New York

Smith Barney Cayman Islands, Ltd.	Cayman Is.

Smith Barney Consulting Partnership, LP	Delaware

Smith Barney Credit Services (Cayman) Ltd.	Cayman Is.

Smith Barney Diversified Futures Fund L.P.	New York

Smith Barney Diversified Futures Fund L.P. II	New York

Smith Barney Europe Holdings, Ltd.	England

Smith Barney Global Markets Futures Fund L.P.	New York

Smith Barney Investors L.P.	Delaware

Smith Barney Life Agency Inc.	Louisiana

Smith Barney Mid-West Futures Fund LP II	New York

Smith Barney Potomac Futures Fund, L.P.	New York

Smith Barney Private Trust Company (Cayman) Limited	Cayman Is.

Smith Barney Private Trust GmbH	Switzerland

Smith Barney Realty, Inc.	Delaware

Smith Barney Risk Investors, Inc.	Delaware

Smith Barney Tidewater Futures Fund L.P.	New York

Smith Barney Venture Corp.	Delaware

Smith Barney Warrington Fund L.P.	New York

Smith Barney Westport Futures Fund L.P.	New York

Snowdonia (NFR) S.a r.l.	Luxembourg

Snowdonia S.a.r.l.	Luxembourg

Sociedad Financiera Associates, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates	Mexico

SOL Loan Funding LLC	Delaware

SOL2 Loan Funding LLC	Delaware

SOMANAD 1 LLC	Delaware

SOMSC Services, Inc.	Michigan

Southern Graphics Systems, Inc.	Delaware

Sparks CBNA Loan Funding LLC	Delaware

Sparks CFPI Loan Funding LLC	Delaware

Spentex (Netherlands) B.V.	Netherlands

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Spentex (Singapore) Pte. Ltd.	Singapore

Spentex Tashkent Toytepa LLC	Uzbekistan

SPL 1, Inc.	New York

SSB BB Inc.	Delaware

SSB Capital Partners (Cayman) I, LP	Cayman Is.

SSB Capital Partners (DE-UK) I, LP	Delaware

SSB Capital Partners (Master Fund) I, LP	Delaware

SSB Capital Partners (UK) I, LP	England

SSB Capital Partners (US-UK) I, LP	Delaware

SSB Capital Partners I, LP	Delaware

SSB Greenwich Street Partners LLC	Delaware

SSB Keeper Holdings LLC	Delaware

SSB Private Management LLC	Delaware

SSB Vehicle Securities Inc.	Delaware

SSBCP Energy I, LLC	Delaware

SSBCP GP I Corp.	Delaware

SSBCPE Corp.	Delaware

SSBPIF GP Corp.	Delaware

St. Louis Aircraft Ltd.	Japan

Stamford Aircraft Ltd.	Japan

Stately & Co., L.L.C.	Delaware

Stedman CBNA Loan Funding LLC	Delaware

Stedman CFPI Loan Funding LLC	Delaware

Stewart Heights LLC	North Carolina

Stichting TST Dutch Foundation	Netherlands

STK CBNA Loan Funding LLC	Delaware

STK CFPI Loan Funding LLC	Delaware

Storms & Co., L.L.C.	Delaware

Strategic Industries, LLC	Maryland

Structured Products Corp	Delaware

STT, LLC	Delaware

Stuart & Co., L.L.C.	Delaware

Student Loan Corporation, The	Delaware

Suir Aircraft Ltd.	Japan

Sumter Place Housing, LLC	South Carolina

Sundance Investment, LLC	Delaware

SunMattoon, L.P.	Illinois

Super Plus Limited	Hong Kong

Sweeney & Co., L.L.C.	Delaware

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Sweet River Fund	Cayman Is.

Sweet River Fund Delaware LLC	Delaware

Sydney Aircraft Ltd.	Japan

T.I.M.L. S. DE R.L. DE C.V.	Mexico

Tampa Aircraft Ltd.	Japan

Targets Trust XX	Delaware

Targets Trust XXI	Delaware

Targets Trust XXII	Delaware

Targets Trust XXIII	Delaware

Targets Trust XXIV	Delaware

Targets Trust XXV	Delaware

Targets Trust XXVI	Delaware

Tarjetas de Chile S.A.	Chile

TCEP Participation Corp.	New York

TCP Corp.	Delaware

Tele Fundo de Investimento em Acoes	Brazil

Telecomunicaciones Holding Mx, S. de R.L. de C.V.	Mexico

Telinvest S.A.	Brazil

Tertius Nominees (Jersey) Limited	Jersey, Channel Is.

TGI Citigroup I Ltd.	Cayman Is.

TGI Citigroup II Ltd.	Cayman Is.

THC2 Loan Funding LLC	Delaware

The Associates Payroll Management Service Company, Inc.	Delaware

The Citigroup Private Bank Employee Co-Investment Program (Feeder), Ltd.	Cayman Is.

The Citigroup Private Bank Employee Co-Investment Program II, LP	Delaware

The CPB Employee Co-Investment Program (Feeder) II, Ltd.	Cayman Is.

The Geneva Companies, LLC	Delaware

The Geneva Group, LLC	Delaware

The Putman Management Limited	Hong Kong

The Yield Book Inc.	Delaware

Third Bai Yun Aircraft Ltd.	Japan

Tishman Speyer European Strategic Office Fund L.P.	England

Tishman Speyer/Citigroup Alternative Investments Associates V (Domestic), L.L.C.	Delaware

Tishman Speyer/Citigroup Alternative Investments International Real Estate Venture V, C.V.	Netherlands

Tishman Speyer/Citigroup Alternative Investments International Real Estate Venture V, L.P.	Delaware

Tishman Speyer/Citigroup Alternative Investments Real Estate Venture IV, L.L.C.	Delaware

Tonawanda II, L.P.	Tennessee

TranSouth Financial Corporation of Iowa	Iowa

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

Travelers Auto Leasing Corporation	Delaware

Travelers Group International LLC	Delaware

Tribeca Global Investments L.P.	Cayman Is.

Tribeca Global Management (Asia) Pte. Ltd.	Singapore

Tribeca Global Management (Europe) Ltd	England

Tribeca Global Management LLC	Delaware

Triones Amusement Holdings Y.K.	Japan

Triton Insurance Company	Texas

Trumbull THC2 CFPI Loan Funding LLC	Delaware

TRV Employees Investments, Inc.	Delaware

TST International Fund V CV, GP, L.L.C.	Delaware

TST International Fund V, GP, LLC	Delaware

Turavent Oil AG	Switzerland

Turkish Pharma Holdings Limited	Cayman Is.

Turkish Pharma Lux S.a.r.l.	Luxembourg

TwoStarz Trustee Limited	New Zealand

Tyler Limited	Cayman Is.

U.S.A. Institutional Tax Credit Fund LIII L.P.	Delaware

U.S.A. Institutional Tax Credit Fund XLIX L.P.	Delaware

UAS Services Japan Limited	Japan

ULT CBNA Loan Funding LLC	Delaware

ULT CFPI Loan Funding LLC	Delaware

Umbrella Asset Services Hong Kong Limited	Hong Kong

Umbrella Asset Services Korea Ltd.	South Korea

Umbrella Hong Kong Finance Limited	Hong Kong

Umut Ilaç Ticaret ve Sanayi A.S.	Turkey

Uniao-Gerenciamento de Bens C. p. A.	Brazil

United Auto Parts (Cayman) Limited	Cayman Is.

Universal Bancorp Services, Inc.	Delaware

Universal Card Services LLC	Delaware

Urban Park II, L.P.	Tennessee

UrbanEdge Hotels Private Limited	India

Ursus Credit Management Yugen Kaisha	Japan

Verdugo Trustee Service Corporation	California

Verochris Corporation	Delaware

Vialattea LLC	Delaware

Vidacos Nominees Limited	England

Vidapass, Sociedad Anónima de Capital Variable	Mexico

Vierundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Exhibit 21.01 Citigroup Inc. Principal Subsidiaries as of December 31, 2006

VS CBNA Loan Funding LLC	Delaware

VS CFPI Loan Funding LLC	Delaware

VT Finance, Inc.	Delaware

Warrington GP LLC	Delaware

Warrington LP LLC	Delaware

Wasco Funding Corp.	New York

Washington & Watts LLC	Delaware

Washington Aircraft Ltd.	Japan

Watchguard Registration Services, Inc.	Indiana

WAVE CBNA Loan Funding LLC	Delaware

WAVE CFPI Loan Funding LLC	Delaware

Weber & Co., L.L.C.	Delaware

Wertheim Energy Corporation	Delaware

West Ocean II, LLC	Delaware

Western and Clay LLC	Delaware

White One Asset Securitization Specialty Limited	South Korea

White River Y.K.	Japan

Winthorpe LLC	Delaware

Wooster CBNA Loan Funding LLC	Delaware

Wooster CFPI Loan Funding LLC	Delaware

World Equity Partners, L.P.	Delaware

World Subordinated Debt Partners, L.P.	Delaware

Yonder Investment Corporation	Delaware

Yorkville CBNA Loan Funding LLC	Delaware

Yorkville CFPI Loan Funding LLC	Delaware

Yugen Kaisha Aries Credit Management	Japan

Yugen Kaisha Equus Credit Management	Japan

Yugen Kaisha Falco Credit Management	Japan

Yugen Kaisha New Harbor Property Holdings	Japan

Yugen Kaisha New Toko Hotel Management	Japan

Yugen Sekinin Chukan Houjin Amusement Holdings	Japan

ZAO “Citigroup Global Markets”	Russia

ZAO KB “Citibank”	Russia

Zehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Zwoelfte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

[i]	Citigroup Inc. owns 50% of CitiStreet LLC and its subsidiaries (*) in joint venture with State Street Corporation.